UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2004

                   Sunrise Real Estate Development Group, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                  --------------------------------------------
                 (State of other jurisdiction of incorporation)


       000-32585                                            75-2513701
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


   Suite 1502, No. 333 Zhaojiabang Road
   Shanghai, Peoples Republic of China
-----------------------------------------                  ----------
(Address of Principal Executive Officers)                  (Zip Code)




   Registrant's telephone number, including area code:   86 21 6422 0505
                                                         --------------


                       18 Fl.-2, No. 6, Sec. 4 Xinyi Road,
                                 Da-An District
                          Taipei City, Taiwan ROC, 106

           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

         On November 3, 2004, the registrant's Board of Directors engaged BDO McCabe Lo & Company, Certified Public Accountants, 8th Floor Wing On Centre,111 Connaught Road Central, Hong Kong, PRC as the principal accountant to audit the registrant's financial statements, replacing its former accountant, John J. Geib, Chartered Accountant, Southcentre Executive Tower 405, 11012 Macloed Trail South, Calgary, Alberta T2J 6A5, Canada. As reported in its Current Report on Form 8-K dated October 5, 2004, the registrant acquired the outstanding capital stock of (i) Lin Ray Yang Enterprise Ltd., a British Virgin Islands company ("LRY") and (ii) Sunrise Real Estate Development Group, Inc., a Cayman Islands company, ("CY-SRRE") on October 5, 2004. Prior to these acquisitions, the registrant did not have any business or operations. Because the principal offices of LRY and CY-SRRE are located in Shanghai, PRC, the registrant's Board of Directors determined that the registrant's best interests would be served by retaining a principal accountant with offices in the Peoples Republic of China.

         The report of John J. Geib, Chartered Accountant, on the financial statements of the registrant for its fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. However, in a comment to his report, John J. Geib referred to Note 2 to the registrant's financial statements that indicate that the financial statements are affected by conditions and events that cast substantial doubt on the company's ability to continue as a going concern. The registrant did not have any disagreement with John J. Geib, Chartered Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to John J. Geib's satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his report.

         Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits

                  16.1 Letter dated November 5, 2004 from John J. Geib, Chartered Accountant, to the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Sunrise Real Estate Development Group, Inc.
                                  (Registrant)


      Date:  November 5, 2004           By: /s/  Lin,Chi-Jung
                                           -------------------------------------
                                           Lin, Chi-Jung
                                           President and Chief Executive Officer